UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

Brandywine Realty Trust

Brandywine Operating Partnership, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware (Brandywine Operating Partnership, L.P.)	000-24407 (Commission file number)	23-2862640 (I.R.S. Employer Identification Number)
(State or Other Jurisdiction of Incorporation or Organization)

2929 Walnut Street, Suite 1700

Philadelphia, PA 19104

(Address of principal executive offices)

(610) 325-5600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.01 per share	BDN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Brandywine Realty Trust was held on May 22, 2019.  At the Annual Meeting, the Company’s shareholders voted on: (1) the election of eight trustees, each to serve for a term expiring at the 2020 annual meeting of shareholders and until his or her successor is duly elected and qualified; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2019; and (3) a non-binding, advisory vote regarding the compensation of our named executive officers.  The voting results on these proposals were as follows:

Proposal 1: Election of Eight Trustees.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael J. Joyce	141,299,744	14,543,613	148,155	4,952,327
Anthony A. Nichols, Sr.	136,855,459	18,985,914	150,139	4,952,327
Gerard H. Sweeney	145,114,018	10,724,286	153,208	4,952,327
James C. Diggs	152,808,121	3,033,315	150,076	4,952,327
Wyche Fowler	141,470,475	14,372,710	148,327	4,952,327
H. Richard Haverstick, Jr.	153,255,468	2,615,963	150,081	4,952,327
Terri A. Herubin	153,257,911	2,587,271	146,330	4,952,327
Charles P. Pizzi	132,405,660	22,345,507	1,240,345	4,952,327

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for calendar year 2019.

Votes For	Votes Against	Abstentions
158,267,562	2,504,916	171,361

Proposal 3: Advisory, non-binding vote on the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,401,615	12,396,613	193,284	4,952,327

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust
By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

Brandywine Operating Partnership, L.P. By:Brandywine Realty Trust, its sole general partner
By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

Date:  May 23, 2019

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